IIVI INVESTOR PRESENTATION November 2018 Exhibit 99.1

Matters discussed in this presentation may contain forward-looking statements that are subject to risks and uncertainties. These risks and uncertainties could cause the forward-looking statements and II-VI Incorporated’s (the “Company’s”) actual results to differ materially. In evaluating these forward-looking statements, you should specifically consider the “Risk Factors” in the Company’s most recent Form 10-K and Form 10-Q. Forward-looking statements are only estimates and actual events or results may differ materially. II-VI Incorporated disclaims any obligation to update information contained in any forward-looking statement. This presentation contains certain non-GAAP financial measures. Reconciliations of non-GAAP financial measures to their most comparable GAAP financial measures are presented at the end of this presentation. Safe Harbor Statement

Regions 39% 22% 8% Europe North America China Japan ROW Q1 FY2019 Revenue 10% 21% Segments 34% 43% 23% II-VI Photonics II-VI Laser solutions II-VI Performance Products Q1 FY2019 Revenue Semi. Equip. Life Science Other Military 41% 28% 11% Markets Industrial Optical Communications Q1 FY2019 Revenue 14 Countries 52 Worldwide Locations 11,500+ Worldwide employees 314.4M Q1 FY2019 Revenue II-VI Overview Core Competency ENGINEERED MATERIALS Refers to groups II and VI of the Periodic Table of Elements “TWO SIX”

New Growth Markets EUV Lithography SIC for Wireless SIC for EV 3D Sensing Core Markets Optical Communications Industrial Lasers Military Our Core & Growth Markets

Growth Applications I Silicon Carbide (SiC) for EV

- High efficiency voltage and power conversion: SiC MOSFETs for Green Energy

Applications

- Electric cars (EV/HEV)
- Solar & Wind Energy
- Smart Grid Power Switching







Electric Car Announcements

GM	20 all electric cars by 2023
Ford	13 models by 2023
Toyota & Mazda	U.S.-based plant by 2021
Daimler /Mercedes-Benz	Electrify entire portfolio by 2022
Jaguar Land Rover	Electrify (HEV/EV) all lineup by 2020
Renault/Nissan/Mitsubishi	12 All-Electric cars by 2022
Volvo	Electrify entire line by 2019
VW/Audi/Porsche	300 EV/HEV by 2030

Source: Mashable


HV Battery
Electric Charger
Bi-Directional Converter/ Inverter/ Electric Motor
DC-DC Converter

A world leading supplier of SiC substrates

SiC for High Power Electronics
Market CAGR ('17-'21): **23%**
Source: Yole



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Growth Applications I Silicon Carbide (SiC) for Wireless SiC for High Frequency GaN Electronics Market CAGR (‘17-’22): 15% Source: Yole A world leading supplier of SiC substrates 5G WIRELESS Remote Radio Head Beam-forming Antenna For 4G & 5G Wireless Antennas For RF Devices in Wireless Handsets SiC Substrates GaAs Epiwafers GaAs pHEMT For RF Applications in Military & Wireless 4G WIRELESS Collaboration with Sumitomo Electric Device Innovations (SEDI) II-VI 150 mm semi-insulating SiC substrates + SEDI’s leadership in GaN RF = 150 mm vertically integrated epitaxy and fabrication of GaN/SiC RF devices in U.S. Baseline GaAs RF vertically integrated capability already available in U.S. and U.K. For wireless & military: efficient, high power RF amplification with GaN/SiC HEMT

Growth Applications | 3D Sensing & LiDAR

- Components for 3D Sensing & LiDAR
  - Semiconductor Lasers: VCSELs & edge emitting lasers
  - Optics: Low angle shift filters & wide incidence angle mirrors
- Current market drivers: Finger Navigation, 3D sensing
- Emerging applications (2020): LiDAR, 3DS with Edge Emitters
- II-VI vertically integrated 6 inch GaAs compound semiconductor platform, one of the largest in the world



VCSEL ARRAYS



940nm DFB LASERS



3D SENSING FILTER WAFERS



WIDE INCIDENCE ANGLE MIRROR







VCSEL Arrays For 3D Sensing CAGR ('17-23): +75%

Source: Yole

Laser Diodes for LiDAR CAGR ('17-22): +20%

Source: Strategies Unlimited

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Growth Applications | EUV Lithography

- EUV Lithography already started for 7 nm node production
- Multiple II-VI products used in each EUV system, ~1-2% of total value
- Products leverage II-VI materials: ZnSe, CdTe, CVD Diamond and RBSiC




REAR MIRRORS


OUTPUT COUPLERS


MODULATOR


REACTION BONEDED SIC


CVD DIAMOND

EUV Lithography Systems
Market CAGR ('16-'22): 9%
Source: Allied Market Research

Structural Ceramic Subsystems
EUV Source System: Focusing Optics
Beam Transport System
CO2 System: Seed Laser, Power Amplifiers


EUV Lithography System

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Core Market | Industrial Lasers Processing

High Power Semiconductor Lasers & Laser Optics

- A full suite of components for multiple laser modalities
- Strong CO_2 deployed base in active use and strong secondary market
- Industrial laser components: 25-35% of worldwide revenue



FIBER LASER OPTICS



CO2 LASER OPTICS



LASER BARS



CUTTING HEADS



DIRECT DIODE LASER ENGINE

Laser Components, Processing Heads, Beam Delivery Optics / Components

Fiber Lasers Market CAGR ('17-'22): +8%
Direct Diode Market CAGR ('17-'22): +7%
Source: Strategies Unlimited
CO2 laser optics: 15-20%
One micron products: 15-20%



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Core Market | Optical Communications

- Industry leader in ROADM solutions, 40-50% of communication sales
- Small amplifiers for coherent transceivers via micro components
- Datacom increasing as a portion of communications sales, now ~20%
- Upcoming market drivers
  - 5G & CATV “fiber deep” rollouts



TUNABLE OPTICAL FILTERS



EDFA



MICRO PUMP

II-VI product content is 20-40% of ROADM Line Card BOM value

Optical Communications Market
CAGR (’15-’21): +12%
Source: Ovum


Optical Amplifier
Laser Chip-on-Carrier Assembly
Thermoelectric Cooler
Optics
OTDR
Wavelength Selective Switch(WSS)
High Resolution Optical Channel Monitor



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Military-Aerospace business serves four strategic areas Intelligence surveillance & reconnaissance (ISR) Lasers Missiles and ordnance EMI & survivability Highly differentiated core capabilities & products Materials engineered in-house Complex electro-optics sub-assemblies with high value add World leader in large sapphire panel output 24,000 sf dedicated facility F-35 Electro-Optical Targeting System (EOTS) Infrared Countermeasure Systems Market CAGR (’17-’22): +8% Source: Strategies Unlimited Core Market I Military

End Market Distribution of Full Year FY18 Revenue Reported Segments FY18 Revenue FYY18 Op Margin – GAAP FY18/FY17 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions ** $406M 9.5% 28% 67% (1%) 12% 3%* 7% 11% Photonics ** $487M 13.5% 10% 13% 77% 0% 3% 7% Performance Products $266M 11.6% 24% 15% (2%) 13% 40% * 19% 13% II-VI Consolidated $1,159M 11.7% 19% 33% (1%) 39% 10% 8% 10% * Now managed in Performance Products as of Q4FY18 ** The Laser Solutions and Photonics’ results adjusted for the LSG move from Laser Solutions to Photonics Segment Revenue by End Markets for Full Year FY18

End Market Distribution of Q1FY19 Revenue Reported Segments Q1FY18 Revenue Q1FY19 Revenue Q1FY19 Op Margin – GAAP Q1FY19/ Q1FY18 Revenue Growth Industrial (Automotive) Fiber Optic & Wireless Comm. Military Semi Cap Life Science, Consumer, Other Laser Solutions $88M $106M 12% 20% 61% (1%) 13% 4% 8% 14% Photonics $116M $135M 12% 16% 11% 79% 0% 3% 7% Performance Products $58M $73M 12% 26% 19% (7%) 12% 40% 18% 11% II-VI Consolidated $262M $314M 12% 20% 30% (2%) 41% 11% 8% 10% Segment Revenue by End Markets for Q1FY19

Expectations Cash and Equivalents Cash Flow from Operations Long-Term Debt (Including current portion) FY18 FY16 FY17 Shareholder’s Equity $247M $218M $271M $161M $123M $118M $439M $235M $342M $1,024M $782M $900M Cash and Liquidity Q1 FY19 $271M $19M $517M $1,044M FY18 FY19 Gross Margin 39.8% 38.5%-41% EDBITDA 19.1% 18.5%-21% Operating Margin 11.7% 11%-13% Typical industry EPS adjustments are detailed at the end of this presentation. Financial Trends

Reconciliation Tables Three Months Ended Sep 30, 2018 Jun 30, 2018 Sep 30, 2017 Operating Income $37.2 $38.2 $29.8 Interest Expense 5.6 5.1 3.6 Other expense (income), net (0.7) (1.1) (0.7) Income taxes 6.2 7.0 5.8 Net Earnings $26.1 $27.2 $21.1 EBITDA $60.1 $62.0 $49.4 EBITDA margin 19.1% 19.3% 18.9% Interest expense 5.6 5.1 3.6 Depreciation and amortization 22.2 22.7 18.9 Income taxes 6.2 7.0 5.8 Net Earnings $26.1 $27.2 $21.1

II-VI Historical GAAP EPS and Adjusted EPS Equivalent To calculate EPS comparable to some peers, below are the values of typical adjustments used by other companies II-VI Consolidated Summary of Typical Industry Non-GAAP Adjustments Q1 FY17 Q2 FY17 Q3 FY17 Q4 FY17 Q1 FY18 Q2 FY18 Q3 FY18 Q4 FY18 Q1 FY19 Amortization 3.2 3.2 3.1 3.2 3.6 3.8 3.6 3.6 3.7 Share Based Comp - COGS 0.7 0.6 0.7 0.5 1.0 0.8 0.4 0.6 1.0 Share Based Comp - SGA 3.4 3.3 3.8 3.0 5.3 4.5 3.2 3.8 4.3 M&A Exp - - - 0.3 2.0 - - - 1.9 7.3 7.1 7.6 7.0 11.9 9.1 7.2 8.0 10.9 Tax - - - (8.4) - - (0.1) (0.2) - Impact of the “Tax Cuts and Jobs Act” and Company Actions - - - - - 15.8 (6.5) (1.3) - PAT 7.3 7.1 7.6 (1.4) 11.9 24.9 0.6 6.5 10.9 Outstand Shares 63.6 64.4 65.0 65.0 65.3 65.0 65.1 65.1 66.2 EPS Impact of Typical Industry Non-GAAP Adj. 0.11 0.11 0.12 (0.02) 0.18 0.38 0.01 0.10 0.16